File No. 333-_______

As filed with the SEC on October 8, 2014

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED INCOME TRUST

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early , Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Acquisition of the assets of

FEDERATED GNMA TRUST

By and in exchange for Institutional Shares and Service Shares of

FEDERATED INCOME TRUST

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Institutional Shares and Service Shares, without par value,

of Federated Income Trust

It is proposed that this filing will become effective

On November 7, 2014 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement–
Please Vote Today!
Federated GNMA Trust
Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the enclosed Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote.
Thank you in advance for your vote and your continued support of the Federated Funds.
Federated GNMA Trust (FGNMA) (the “Fund”) will hold a special meeting of shareholders on January 6, 2015. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to obtain shareholders' votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder, you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize FGNMA into Federated Government Income Trust (FGIT), formerly Federated Income Trust, (the “Reorganization”).
Why has the Board of Trustees recommended that I vote in favor of the proposal?
The Board of Trustees of FGNMA, including a majority of the trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940), recommends that you vote in favor of the proposal because it believes that the Reorganization is in the best interests of FGNMA and its shareholders and that the interests of existing shareholders will not be diluted as a result of the Reorganization.
Both FGNMA and FGIT have an investment objective of current income and reside in the Morningstar Intermediate Government category. Although its performance has trailed that of FGNMA for certain periods, FGIT's performance is generally competitive with that of FGNMA. FGNMA shareholders will move to a product with lower share class expense ratios.
Additionally, as FGNMA currently invests a minimum of 80% of its assets in mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), shareholders of FGNMA will gain more diversification as a result of the Reorganization because they will move to a product that may also invest in mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). Thus, through the Reorganization, shareholders of FGNMA will be provided with a broader spectrum of government investment options. Ginnie Mae securities carry an explicit full faith and credit guarantee from the U.S. Treasury. Freddie Mac and Fannie Mae are government-sponsored enterprises whose obligations are not direct obligations of the U.S government.
Please see the section entitled “Summary—Reasons for the Proposed Reorganization” in the Prospectus/Proxy Statement for more information.
How will the Reorganization affect my investment?
The cash value of your investment will not change as a result of the Reorganization, and you will not have to pay any sales charge in connection with the transfer of your assets.
Under the plan, FGNMA will transfer all or substantially all of its assets to FGIT, in exchange for Institutional Shares (IS) and Service Shares (SS) of FGIT. FGIT is expected to be the accounting survivor in the Reorganization. Shares of FGIT will be distributed pro rata by FGNMA to its shareholders in complete liquidation and termination of FGNMA. FGNMA shareholders will receive shares of FGIT with a total dollar value equal to the total dollar value of FGNMA shares owned at the time of Reorganization.
If you own shares In:	You will receive shares of:
Federated GNMA Trust	Federated Government Income Trust
Institutional Shares	Institutional Shares
Service Shares	Service Shares

What are the tax consequences of the Reorganization?
The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
FGNMA will distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable.
When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on or about January 23, 2015.
What are the costs associated with the Reorganization?
FGNMA will pay the direct proxy expenses associated with the Reorganization, which are estimated to be $71,023; provided that FGIT will pay registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. Given the waiver positions of FGNMA and FGIT, and the fact that FGNMA and FGIT are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay most or all of the expenses that FGNMA and FGIT are being asked to bear.
Will my current account options transfer over to my new account?
Yes, these servicing features will automatically transfer to your FGIT account. However, if you participate in a systematic investment program, you will receive a communication requesting that you confirm your continued participation in such a plan.
What should I do in connection with the Reorganization?
Please vote your shares today. If the Reorganization is approved, your shares will automatically be exchanged for FGIT shares. Please do not attempt to make the Reorganization exchange into FGIT shares yourself.
How do I vote?
There are several ways in which you can cast your vote:
Online – Use the web address on the proxy card;
Telephone – Use the toll-free telephone number on the proxy card;
Mail – Complete and return the proxy card in the enclosed postage paid envelope; or
In Person at the January 6, 2015 meeting.
If you:
•	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposal.
•	Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Copies of this Prospectus/Proxy Statement are also available on the internet at www.federatedinvestors.com. Copies of these materials and other information about FGNMA and FGIT may be obtained without charge by writing the Funds at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561 or by calling toll-free 1-800-341-7400. Prospectuses, regulatory reports, and fund information concerning FGNMA and FGIT are also available at www.federatedinvestors.com/fundinformation. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about FGNMA and FGIT are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED GNMA TRUST
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 6, 2015
TO SHAREHOLDERS OF FEDERATED GNMA TRUST:
A special meeting of shareholders of Federated GNMA Trust, (FGNMA) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on January 6, 2015, for the following purposes:
(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Government Income Trust (formerly, Federated Income Trust) (FGIT) would acquire all, or substantially all, of the assets of FGNMA in exchange for Institutional Shares and Service Shares of FGIT to be distributed pro rata by FGNMA to its shareholders of Institutional Shares and Service Shares, respectively, in a complete liquidation and dissolution of FGNMA;
and
(2)	To transact such other business as may properly come before the special meeting or any adjournment thereof.
The Board of Trustees has fixed November 7, 2014, as the record date for determination of shareholders entitled to vote at the meeting.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
November 7, 2014
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
November 7, 2014
Acquisition of the assets of
FEDERATED GNMA TRUST
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED GOVERNMENT INCOME TRUST
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated GNMA Trust (FGNMA), with and into Federated Government Income Trust (FGIT). Under the Plan, FGNMA would transfer all or substantially all of its assets to FGIT, in exchange for Shares of FGIT. FGIT is expected to be the accounting survivor in the Reorganization. Shares of FGIT will be distributed pro rata by FGNMA to its shareholders in complete liquidation and termination of FGNMA. As a result of the Reorganization, each shareholder holding Shares of FGNMA will become the shareholder of Shares of FGIT, having a total net asset value (NAV) equal to the total NAV of the shareholder's holdings in FGNMA on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, FGNMA and FGIT may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees of FGNMA (the “Board”) has determined that the Reorganization is in the best interests of FGNMA, and that interests of the existing shareholders of FGNMA will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of FGNMA approve the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objective of FGNMA is current income. The investment objective of FGIT is current income. For a comparison of the investment objectives, policies, limitations and risks of FGNMA with those of FGIT, see the section entitled “Summary—Comparison of Investment Objectives, Policies and Risks” in this Prospectus/Proxy Statement.
This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for FGIT, dated March 31, 2014, revised November 3, 2014, which is incorporated herein by reference. The Statement of Additional Information dated November 7, 2014, relating to this Prospectus/Proxy Statement, contains additional information and has been filed by FGIT with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Prospectus of FGNMA dated March 31, 2014 (File Nos. 2-75670 and 811-3375);
2. Statement of Additional Information for FGNMA dated March 31, 2014 (File Nos. 2-75670 and 811-3375);
3. Prospectus of FGIT dated March 31, 2014, revised November 3, 2014 (File Nos. 2-75366 and 811-3352);
4. Statement of Additional Information for FGIT dated March 31, 2014, revised November 3, 2014 (File Nos. 2-75366 and 811-3352);
5. Annual Report for FGNMA dated January 31, 2014 (File Nos. 2-75670 and 811-3375);
6. Annual Report for FGIT dated January 31, 2014 (File Nos. 2-75366 and 811-3352);
7. Semi-Annual Report for FGNMA dated July 31, 2014 (File Nos. 2-75670 and 811-3375);
8. Semi-Annual Report for FGIT dated July 31, 2014 (File Nos. 2-75366 and 811-3352);

Copies of these materials and other information about FGNMA and FGIT may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about FGNMA and FGIT are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on January 6, 2015: This Proxy Statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of FGIT accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, FGNMA will transfer all, or substantially all, of its assets (except for deferred or prepaid expenses to the extent that they do not have a continuing value to FGIT, and which are not expected to be material in amount; and amounts reserved for payments of FGNMA's liabilities and any additional cash received by FGNMA after the Closing Date in excess of accrued liabilities recorded on the FGNMA's books on or before the Closing Date that is retained by FGNMA's Adviser) to FGIT in exchange for Institutional Shares and Service Shares of FGIT. FGNMA will be required to discharge all of its respective liabilities and obligations prior to consummation of the Reorganization. FGIT is expected to be the accounting survivor of the Reorganization. FGIT's Institutional Shares and Service Shares will be distributed pro rata by FGNMA to its shareholders in complete liquidation and dissolution/termination of FGNMA. As a result of the Reorganization, each shareholder of FGNMA's Institutional Shares or Service Shares will become the shareholder of Institutional Shares or Service Shares of FGIT having a total NAV equal to the total NAV of the shareholder's holdings in FGNMA on the date of the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION
The Reorganization was recommended by the Board because it will result in shareholders of FGNMA receiving shares in a more diversified fund with lower share class expense ratios. Both FGNMA and FGIT have an investment objective of current income and reside in the Morningstar Intermediate Government category. Although its performance has trailed that of FGNMA for certain periods, FGIT's performance is generally competitive with that of FGNMA.
Additionally, as FGNMA currently invests a minimum of 80% of its assets in mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), shareholders of FGNMA will gain more diversification as a result of the Reorganization because they will move to a product that may also invest in mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”). Thus, through the Reorganization, shareholders of FGNMA will be provided with a broader spectrum of government investment options. Ginnie Mae securities carry an explicit full faith and credit guarantee from the U.S. Treasury. Freddie Mac and Fannie Mae are government-sponsored enterprises whose obligations are not direct obligations of the U.S government.
As of June 30, 2014, the total net assets were $324.2 million for FGNMA and $351.5 million for FGIT.
The Reorganization is also intended to be a tax-free reorganization for FGNMA and its shareholders, which would be a preferable tax result for shareholders as compared to a liquidation of FGNMA. According to the Adviser, the proposed Reorganization is also in the best interests of FGIT shareholders because FGIT will experience greater purchasing power in the marketplace from the increase in its assets resulting from the Reorganization and because, as discussed below, the total gross expenses of FGIT Institutional Shares and the total gross expenses of FGIT Service Shares are expected to decrease slightly, but the total net expenses will stay the same after the Reorganization.
In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act (1940 Act), in considering the proposed Reorganization, the Board took into account a number of factors, including: (i) changes in investment objective, restrictions and policies resulting from the Reorganization; (ii) direct or indirect tax consequences; (iii) any effect of the Reorganization on annual fund operating expenses and fees; and (iv) any fees or expenses to be borne directly or indirectly by the funds in connection with the Reorganization.
With respect to Reorganization-related expenses:
•	FGNMA will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $71,023;
•	FGIT will pay registration fees on an as-incurred basis for the FGIT shares that will be distributed to FGNMA shareholders in connection with the Reorganization;
•	The Adviser will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	There will be no dilution to shareholders in the transaction, because each FGNMA shareholder will become the owner of shares of FGIT having a total net asset value equal to the total net asset value of his or her holdings in FGMNA on the date of the Reorganization.
In sum, FGNMA shareholders will be receiving shares in a fund that is more viable with potentially lower expense ratios. FGNMA shareholders also will be receiving shares of FGIT in a Reorganization transaction that is intended to be tax-free and therefore will experience a preferable tax result as compared to a liquidation of FGNMA.
FGIT will benefit from the increase in its assets resulting from the Reorganization which will allow it the option of further diversifying its portfolio.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FGNMA and its shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in FGNMA bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).
The Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a) (19) of the 1940 Act, as amended (“1940 Act”), has determined that participation in the Reorganization is in the best interests of FGNMA and the interests of the existing shareholders of FGNMA will not be diluted as a result of the Reorganization. Therefore, the Board has approved, and is recommending that FGNMA shareholders approve, the Reorganization of FGNMA into FGIT.
TAX CONSEQUENCES
Tax-Free Reorganization under the Code
As a condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by FGNMA's shareholders. The aggregate tax basis of the shares of FGIT received by the FGNMA shareholders will be the same as the aggregate tax basis of their shares in FGNMA. Prior to the Reorganization, FGNMA and FGIT will distribute to shareholders any previously undistributed ordinary income and net capital gains accumulated prior to the Reorganization. Any such distributions will be taxable to FGNMA shareholders. For further discussion, see “Information About the Reorganization—Federal Income Tax Consequences.”
Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders will not incur capital gains or losses on the exchange of shares of FGNMA for shares of FGIT as a result of the Reorganization. However, shareholders may incur capital gains or losses if they sell their shares of FGNMA before the Reorganization becomes effective or sell/exchange their shares of FGIT after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic, or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by FGNMA immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. It is anticipated that FGNMA will transfer most, if not all, of its portfolio to FGIT pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of FGNMA result in FGNMA having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. FGNMA does not currently intend to sell any of its portfolio securities, other than in the ordinary course of business, prior to the Reorganization. Consequently, because FGNMA anticipates transferring most, if not all, of its securities to FGIT pursuant to the Reorganization, brokerage costs incurred in connection with the Reorganization and the repositioning of FGNMA's portfolio are expected to be minimal.
As of January 31, 2014, its last fiscal year end for which audited financial statements are available, FGNMA had capital loss carryforwards totaling approximately ($12,200,000), of which approximately $3,800,000 will expire if unused as of January 31, 2016. As of September 19, 2014, FGNMA had estimated year-to-date net realized losses of approximately ($2,000,000), and net unrealized gains of approximately $6,700,000. In comparison, as January 31, 2014, FGIT had capital loss carryforwards totaling approximately ($13,800,000), of which approximately $9,300,000 will expire if unused as of January 31, 2015. As of September 19, 2014, FGIT had estimated year-to-date net realized losses of approximately ($500,000), and net unrealized gains of approximately $5,800,000.

Shareholders of FGNMA should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF DIRECTORS OF FGNMA UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Funds are similar. FGNMA and FGIT are both government funds, with similar objectives and strategies. Both FGNMA and FGIT reside in the Morningstar Intermediate Government category.
The differences in the Funds' investment limitations are also discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.
INVESTMENT OBJECTIVES AND POLICIES
FGNMA
The investment objective of FGNMA is current income.
The Fund seeks current income by investing primarily in Government National Mortgage Association (GNMA) Mortgage Backed Securities (MBS), U.S. Treasury securities, and related derivative instruments.
The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or below the Barclays GNMA Index (the “Index”) (formerly, Barclays Capital GNMA Index). At times, the Adviser's calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. For example, if interest rates rise by 1% (in a parallel shift) the NAV of a fund with an average duration of five years theoretically would decline about 5%. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.
The Adviser seeks to create a portfolio, consisting of MBS, derivative instruments and U.S. Treasury securities, that outperforms the Index. In implementing the Fund's investment strategy, the Adviser typically will take into consideration: (i) overall levels of interest rates; (ii) volatility of interest rates; (iii) relative interest rates of securities with longer and shorter durations (known as a “yield curve”); and (iv) relative interest rates of different types of U.S. Treasury securities and GNMA MBS.
Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts, including: the securities' specific interest rate and prepayment risks, and price sensitivity to changes in market spread levels and in the level of interest rate volatility.
The Fund may use derivative contracts to implement elements of its investment strategy. For example, the Fund may use derivative contracts to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
•	increase or decrease the effective duration of the Fund portfolio; or
•	hedge against potential losses.
There can be no assurance that the Fund's use of derivative contracts will work as intended.
Because the Fund refers to GNMA in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in GNMA investments.
FGIT
The investment objective of FGIT is current income.

Under normal market conditions, the Fund invests primarily in mortgage-backed securities (MBS) of investment-grade quality and seeks to provide returns consistent with investments in the market for U.S. home mortgages. A security is considered investment-grade quality if it is either: (i) rated within the four highest ratings categories by at least one nationally recognized statistical rating organization (an “NRSRO”); or (ii) if unrated, considered by the Adviser to be of investment-grade quality. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund also may invest in U.S. government securities and certain derivative instruments.
The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or below the Barclays Mortgage-Backed Securities Index (the “Index”) (formerly, Barclays Capital Mortgage-Backed Securities Index). At times, the Adviser's calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. For example, if interest rates rise by 1% (in a parallel shift) the NAV of a fund with an average duration of five years theoretically would decline about 5%. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.
The Adviser seeks to create a portfolio, consisting of MBS, derivative instruments and other securities, that outperforms the Index. In implementing the Fund's investment strategy, the Adviser typically will take into consideration: (i) overall levels of interest rates; (ii) volatility of interest rates; (iii) relative interest rates of securities with longer and shorter durations (known as a “yield curve”); and (iv) relative interest rates of different types of securities (such as U.S. government securities and MBS).
Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts, including: the securities' specific interest rate and prepayment risks, and price sensitivity to changes in market spread levels and in the level of interest rate volatility. In analyzing MBS, the Adviser also may consider the average interest rates of the underlying loans, the prior and expected prepayments, any ratings issued by NRSROs, and any guarantee of the security or underlying loans by a GSE or non-agency issuer.
The Fund may use derivative contracts to implement elements of its investment strategy. For example, the Fund may use derivative contracts to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
•	Increase or decrease the effective duration of the Fund portfolio;
•	Hedge against potential losses.
There can be no assurance that the Fund's use of derivative contracts will work as intended.
Because the Fund refers to fixed-income in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in fixed-income investments.
COMPARISON OF RISKS
Because each Fund has similar investment objectives and policies, their principal risks will be similar. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. However, FGNMA shareholders will be moving into a fund (FGIT) that is less interest rate sensitive. As of August 31, 2014, FGNMA's weighted average effective duration was 4.2 years, compared to 3.9 years for FGIT.
The following summarizes some of the more significant risk factors relating to both Funds.
•	MBS Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. FGNMA only invests in mortgage-backed securities which are guaranteed fully by the U.S. government. However, FGIT invests in certain MBS issued by GSEs that are not backed by the full faith and credit of the U.S. government. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
•	Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.
•	Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

•	Risk of Investing in Certain MBS. MBS backed by participations in reverse mortgages may carry Risk different from and in addition to Risk of other MBS. The timing of payments made on reverse mortgage loans (and, by extension, MBS backed by such loans) is uncertain and may occur sooner or later than anticipated.
•	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise.
•	Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the prices of MBS may not rise to as great an extent as those of other fixed-income securities due to the potential prepayment of higher interest mortgages.
•	Liquidity Risk. The CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
•	Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
•	Risk of Investing in Derivative Instruments. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts may also involve other risks described in this prospectus or the Fund's Statement of Additional Information (SAI), such as interest rate, credit, liquidity and leverage risks.
•	Asset Segregation Risk. The requirement to secure its obligations in connection with certain transactions, including derivatives or other transactions that expose it to an obligation of another party, by owning underlying assets, entering into offsetting transactions or setting aside cash or liquid assets, may cause the Fund to miss favorable trading opportunities, or to realize losses on such offsetting transactions.
•	Short Sale Risk. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the sale and the date on which the Fund repurchases the security. The risk is that the securities price moves in the opposite direction than expected causing the Fund to lose money.
•	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's board without shareholder approval.
The fundamental investment limitations of the Funds are the same; however, there are differences in the non-fundamental limitations regarding investing in other investment companies. Additionally, FGIF has a non-fundamental investment policy regarding lending securities and investing in CMOs.
The following chart compares the fundamental and non-fundamental limitations of FGNMA and FGIT.
FGNMA	FGIT
Diversification (Fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States, or its agencies or instrumentalities, and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification (Fundamental) Same

FGNMA	FGIT
Borrowing Money and Issuing Senior Securities (Fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).	Borrowing Money and Issuing Senior Securities (Fundamental) Same
Investing in Real Estate (Fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (Fundamental) Same
Investing in Commodities (Fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (Fundamental) Same
Underwriting (Fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (Fundamental) Same
Lending (Fundamental)
The Fund will not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending (Fundamental) Same
Concentration (Fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.	Concentration (Fundamental) Same
Investing in Illiquid Securities (Non-Fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.	Investing in Illiquid Securities (Non-Fundamental) Same
Pledging Assets (Non-Fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets (Non-Fundamental) Same
Purchases on Margin (Non-Fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.	Purchases on Margin (Non-Fundamental) Same
Lending Securities (Non-Fundamental) None	Lending Securities (Non-Fundamental)
In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the Fund's Adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

FGNMA	FGIT
Investing in CMOs (Non-Fundamental)None	Investing in CMOs (Non-Fundamental)The Fund may invest only in CMOs which may be: (a) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (b) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (c) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.
Investing in other Investment Companies (Non-Fundamental)
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.	Investing in other Investment Companies (Non-Fundamental)
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of FGNMA are substantially similar to those for purchasing, redeeming and exchanging shares of FGIT. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization.
Set forth in the tables below is information regarding the fees and expenses incurred by Institutional Shares and Service Shares of FGIT and FGNMA, and the anticipated pro forma fees for the Institutional Shares and Service Shares of FGIT after giving effect to the Reorganization. It is anticipated that FGIT will be the accounting survivor after the Reorganization.
fEderated GNMA trust Institutional Shares–Federated government income trust Institutional shares
Fees and Expenses
This table describes (1) the actual fees and expenses for the Institutional Shares (IS) of Federated GNMA Trust for the fiscal year ended January 31, 2014; (2) the actual fees and expenses for the Institutional Shares (IS) of Federated Government Income Trust for the fiscal year ended January 31, 2014; and (3) the pro forma fees and expenses of the Institutional Shares (IS) of Federated Government Income Trust on a combined basis after giving effect to the Reorganization.

Shareholder Fees (fees Paid Directly From Your Investment)	Federated GNMA Trust – IS	Federated Government Income Trust - IS	Federated Government Income Trust - IS Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses That are Deducted From Fund Assets as a percentage of average net assets)
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.48%	0.44%	0.42%
Total Annual Fund Operating Expenses	0.88%	0.84%	0.82%
Fee Waivers and/or Expense Reimbursements	0.21%(1)	0.22%(2)	0.20%(2)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.67%	0.62%	0.62%
1	Federated GNMA Trust's adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2015, or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees (the “Trustees”).
2	Federated Government Income Trust's adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.62% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2015, or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) December 1, 2015 or (b) the date of the Fund's next effective Prospectus.
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated GNMA Trust – IS	$90	$281	$488	$1,084
Federated Government Income Trust – IS	$86	$268	$466	$1,037
Federated Government Income Trust – IS, Pro Forma Combined	$84	$262	$455	$1,014
Federated GNMA trust Service Shares – Federated government income trust Service shares
Fees and Expenses
This table describes (1) the actual fees and expenses for the Service Shares (SS) of Federated GNMA Trust for the fiscal year ended January 31, 2014; (2) the actual fees and expenses for the Service Shares (SS) of Federated Government Income Trust for the fiscal year ended January 31, 2014; and (3) the pro forma fees and expenses of the Service Shares (SS) of Federated Government Income Trust on a combined basis after giving effect to the Reorganization.

Shareholder Fees (fees Paid Directly From Your Investment)	Federated GNMA Trust – SS	Federated Government Income Trust - SS	Federated Government Income Trust – SS Pro Forma Combined
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses That are Deducted From Fund Assets as a percentage of average net assets)
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.00%(1)	0.00%(1)	0.00%(1)
Other Expenses	0.48%	0.44%	0.42%
Total Annual Fund Operating Expenses	0.88%	0.84%	0.82%
Fee Waivers and/or Expense Reimbursements	0.05%(2)	0.02%(3)	0.00%(3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.83%	0.82%	0.82%
1	The Fund has adopted a Distribution (12b-1) Plan for its SS class pursuant to which the SS class of the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the SS class of the Fund. The SS class of the Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund‘s Board of Trustees (the “Trustees”).
2	Federated GNMA Trust's adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.83% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2015, or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
3	Federated Government Income Trust's adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.82% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2015, or (b) the date of the Fund's next effective prospectus. While the Fund's adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) December 1, 2015 or (b) the date of the Fund's next effective Prospectus.
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Federated GNMA Trust – SS	$90	$281	$488	$1,084
Federated Government Income Trust – SS	$86	$268	$466	$1,037
Federated Government Income Trust – SS, Pro Forma Combined	$84	$262	$455	$1,014
PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year, FGIT's portfolio turnover rate was 178% and FGNMA's portfolio turnover rate was 265% of the average value of each Fund's respective portfolio.

COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
The performance information shown below will help you analyze FGNMA's and FGIT's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.
The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance, if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. In addition to Return Before Taxes, Return After Taxes is shown to illustrate the effect of federal taxes on returns. Actual after tax returns depend upon each investor's personal tax situation, and are likely to differ from those shown. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.
Federated GNMA Trust–Institutional Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
Within the periods shown in the bar chart, the Fund's IS class highest quarterly return was 3.54% (quarter ended December 31, 2008). Its lowest quarterly return was (2.96)% (quarter ended June 30, 2013).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the IS class, and after-tax returns for the SS class will differ from those shown for the IS class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2013)
	1 Year	5 Years	10 Years
Share Class
IS:
Return Before Taxes	(2.59)%	3.22%	3.93%
Return After Taxes on Distributions	(3.56)%	1.92%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	(1.46)%	2.02%	2.47%
SS:
Return Before Taxes	(2.65)%	3.07%	3.77%
Barclays GNMA Index[1] (reflects no deduction for fees, expenses or taxes)	(2.12)%	3.99%	4.69%
Lipper GNMA Funds Average[2]	(2.83)%	4.06%	4.10%
1	The Barclays GNMA Index is an unmanaged index comprised of all fixed securities mortgage pools by GNMA, including GNMA Graduated Payment Mortgages.
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance.
Federated Government Income Trust–Institutional Shares
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
Within the periods shown in the bar chart, the Fund's IS class highest quarterly return was 3.67% (quarter ended September 30, 2006). Its lowest quarterly return was (2.17)% (quarter ended June 30, 2013).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the IS class, and after-tax returns for the SS class will differ from those shown for the IS class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

(For the Period Ended December 31, 2013)
Share Class	1 Year	5 Years	10 Years
IS:
Return Before Taxes	(1.71)%	3.05%	3.94%
Return After Taxes on Distributions	(2.82)%	1.72%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	(0.97)%	1.87%	2.48%
SS:
Return Before Taxes	(1.90)%	2.85%	3.73%
Barclays Mortgage-Backed Securities Index[1] (reflects no deduction for fees, expenses or taxes)	(1.41)%	3.69%	4.61%
Lipper U.S. Mortgage Funds Average[2]	(1.44)%	5.02%	4.05%
1	The BMBS covers agency mortgage-backed, pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance.
Financial Highlights
The Financial Highlights for FGNMA and FGIT are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For FGNMA and FGIT, the information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with each Fund's audited financial statements are included in each Fund's Annual Report.
INVESTMENT ADVISERS
The Board governs the Funds. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Funds' assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Funds. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $376.1 billion in assets under management as of December 31, 2013. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 6,000 investment professionals and institutions.
The Adviser advises approximately 106 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $254.4 billion in assets as of December 31, 2013.
Portfolio Management Information
FGNMA
Todd A. Abraham
Todd A. Abraham has been the Fund's Portfolio Manager since March 1999. Mr. Abraham is a Senior Portfolio Manager and is the Head of the Government/Mortgage-Backed Fixed-Income Group. He is Vice President of the Fund. Mr. Abraham has been a Portfolio Manager since 1995, a Vice President of the Fund's Adviser from 1997 through 2007 and a Senior Vice President of the Fund's Adviser since January 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund's Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham has received the Chartered Financial Analyst designation and an M.B.A. in Finance from Loyola College.
Liam O'Connell
Liam O'Connell has been a portfolio manager of the Fund since March 2011. Mr. O'Connell joined Federated in

September 2003 as an Investment Analyst of the Fund's Adviser. He was named an Assistant Vice President of the Adviser in January 2005 and Vice President in January 2013. From 2001 to 2003, Mr. O'Connell attended MIT's Sloan School of Management, receiving his M.B.A. Mr. O'Connell served as an engineer with the Naval Surface Warfare Center from 1998 to 2001. Mr. O'Connell also holds a B.S. in Naval Architecture and Marine Engineering from the Webb Institute of Naval Architecture, and an M.S. from the Johns Hopkins University.
FGIT
Todd A. Abraham
Todd A. Abraham has been the Fund's Portfolio Manager since September 2000. Mr. Abraham is a Senior Portfolio Manager and the Head of the Government/Mortgage-backed Fixed Income Group. He has been a Portfolio Manager since 1995, a Vice President of the Fund's Adviser from 1997 through 2007 and a Senior Vice President of the Fund's Adviser since January 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund's Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham has received the Chartered Financial Analyst designation and an M.B.A. in Finance from Loyola College.
Liam O'Connell
Liam O'Connell has been a portfolio manager of the Fund since March 2013. Mr. O'Connell joined Federated in September 2003 as an Investment Analyst of the Fund's Adviser. In 2013 he was named Vice President of the Adviser and from 2005 to 2013 was an Assistant Vice President. Mr. O'Connell also holds a B.S. in Naval Architecture and Marine Engineering from the Webb Institute of Naval Architecture, a M.S. in Mathematics from Johns Hopkins University and his M.B.A from MIT's Sloan School of Management.
Additional Portfolio Manager Information
Each Fund's SAI provides information about the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
FGNMA and FGIT pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Proxy Statement.
Investment Advisory Fees
FGIT's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of FGIT's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FGIT for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement. A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
FGNMA's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of FGNMA's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse FGNMA for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement. A discussion of the Board's review of each Fund's investment advisory contract is available in each Fund's shareholder reports as they are produced.
Administrative Fees
Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both FGNMA and FGIT and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Adviser or its affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.
Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-

dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
Service Fees
Each Fund is a party to a Shareholder Services Agreement under which it may make payments of up to 0.25% of the average daily net assets of FGNMA and of FGIT's IS and SS Shares to financial intermediaries, or to Federated Shareholder Services Company, a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account it is not eligible to also receive Account Administration Fees on the same account.
Rule 12b-1 Fees
Federated Securities Corp. (“FSC” or the “Distributor”), an affiliate of the Adviser, is the principal distributor for shares of both Funds. FGNMA's Service Shares has a 12b-1 fee of up to 0.05% and FGIT's Service Shares has a 12b-1 fee of up to 0.05% of average net assets to FSC for the sale, distribution, administration and customer servicing of Service Shares. When FSC receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. No such fee is currently incurred or charged by the SS class of FGNMA or the SS class or FGIT. The SS class of FGNMA and SS class of FGIT will not incur or charge such a 12b-1 fee until such time as approved by the Fund's Board.
Account Administration Fees
Each Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Fund's shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of FGNMA's shares are the same as those applicable to the purchase, redemption and exchange of FGIT's shares. Reference is made to the Prospectuses of FGNMA and FGIT, dated March 31, 2014, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of FGNMA's shares and FGIT's shares, respectively. Set forth below is a brief description of the significant purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Purchases
Shares of a Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When a Fund receives a transaction request in proper form (as described in its Prospectus), it is processed at the next calculated NAV plus any applicable front-end sales charge (public offering price). When a Fund holds securities that trade in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days when shares of the Fund cannot be purchased or redeemed. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.
Purchases of shares of each Fund may be made through a financial intermediary, directly from the Fund by wire and by check, or through an exchange from the same share class of another Federated fund (you must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations). Each Fund reserves the right to reject any request to purchase or exchange shares.
Once you have opened your account, purchases may also be made by Automated Clearing House (ACH), whereby additional shares are purchased through a depository institution that is an ACH member. Each Fund reserves the right to reject any request to purchase or exchange shares.
The required minimum investment amounts in each Fund are $1,000,000 for initial investments. There are no required subsequent investment amounts.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of IS or SS classes (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):
•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•	A Trustee/Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	Additional sales to an investor (including a natural person) who owned IS and/or SS classes of the Fund as of December 31, 2008;
•	A Federated Fund;
•	An investor (including a natural person) who acquired IS and/or SS classes of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
•	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of IS or SS classes (see “How to Purchase Shares” below):
•	An investor, other than a natural person, purchasing IS and/or SS classes directly from the Fund; and
•	In connection with an initial purchase of IS and/or SS classes through an exchange, an investor (including a natural person) who owned SS classes of another Federated fund as of December 31, 2008.
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below

$25,000. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.
Redemptions and Exchanges
Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.
Shares of each Fund also may be redeemed or exchanged on a regular basis using a systematic withdrawal/exchange program. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Distributions
FGIT and FGNMA declares any dividends daily and pays them monthly to its shareholders. Distributions are paid to all shareholders invested in the respective Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to receive the distribution.
In addition, the Funds distribute any net capital gains at least annually, and may make special distributions of ordinary income and capital gains as may be necessary to meet applicable regulatory requirements. Ordinary income and capital gain distributions will be automatically reinvested in additional Shares without a sales charge, unless a cash payment is elected. Distributions may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
Tax Information
It is anticipated that each Fund's distributions will be primarily ordinary income and capital gains. Each Fund's distributions are taxable to you whether paid in cash or reinvested, and are taxable at different rates depending on the source of the income, and with regard to capital gains, the length of time that the Fund held the sold assets.
Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.
Portfolio Holdings Disclosure Policies
Each Fund's Statement of Additional Information (SAI) contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after January 23, 2015. On the Closing Date, all, or substantially all, of the assets (except for deferred or prepaid expenses, amounts reserved for payment of FGNMA's liabilities, and any additional cash received by FGNMA after the Closing Date in excess of accrued liabilities recorded on the FGNMA's books on or before the Closing Date that is retained by FGNMA's Adviser) of FGNMA will be transferred to FGIT. In exchange for the transfer of these assets, FGIT will simultaneously issue to FGNMA a number of full and fractional Shares of FGIT equal in value to the aggregate NAV of the Shares of FGNMA calculated as of 4:00 p.m. on the Closing Date.

The value of FGNMA's assets to be acquired by FGIT shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in FGIT's Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as FGNMA and FGIT shall mutually agree. There are no material differences between the valuation procedures of FGNMA and FGIT. Consequently, it is not anticipated that the use of FGIT's valuation procedures will result in a material revaluation of FGNMA's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
FGNMA will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Shares of FGIT, FGNMA will distribute Shares of FGIT pro rata to FGNMA shareholders of record of Shares in complete liquidation of FGNMA. Shareholders of FGNMA owning shares on the Closing Date of the Reorganization will receive that number of Shares of FGIT which have the same aggregate value as the shareholder had in FGNMA immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of FGNMA's shareholders on the share records of FGIT's transfer agent. FGIT does not issue share certificates to shareholders. Following the consummation of the Reorganization, FGNMA will then be dissolved.
The transfer of shareholder accounts from FGNMA to FGIT will occur automatically. It is not necessary for FGNMA shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself. If you do so, you may disrupt the management of the Funds' portfolios.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by FGNMA's shareholders; and (ii) the receipt by FGNMA and FGIT of an opinion to the effect that the Reorganization will be tax-free to FGNMA, its shareholders and FGIT. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true, or the boards determine that the Reorganization is not in the best interests of the shareholders of FGNMA or FGIT, respectively.
Background and Board Considerations Relating to the Reorganization
The Board considered the potential benefits and costs of the Reorganization to FGNMA and FGIT and their respective shareholders. In this regard, the Board reviewed detailed information comparing each Fund, as described herein, and as required by Rule 17a-8 of the 1940 Act. In determining to recommend that participation in the Reorganization is in the best interests of FGNMA and its shareholders, and in approving the Plan, the Board considered a number of factors, including the following:
•	The total net and gross expenses of FGIT are lower than those of FGNMA.
•	Despite the trailing performance of FGIT for certain periods, the Adviser believes FGIT's performance is generally competitive with that of FGNMA, and there is no anticipated decline in services to FGNMA shareholders as a result of the Reorganization. The range and quality of the services that FGNMA shareholders will receive as shareholders of FGIT will be comparable to the range and quality of services that they currently receive – both Funds are managed by the Adviser.
•	Shareholders of FGNMA will gain more diversification as a result of the Reorganization because they will move to a product that, in addition to investing in securities issued by Ginnie Mae, invests in securities issued by Fannie Mae and Freddie Mac, which are government-sponsored enterprises. Securities issued by Fannie Mae and Freddie Mac typically offer a yield premium over securities issued by Ginnie Mae.
•	The Adviser will pay the direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees but excluding brokerage fees), except that FGNMA is being asked to pay the direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses) associated with the Reorganization estimated at $71,023.

•	Given the waiver position of FGNMA, and the fact that FGNMA is being operated at its applicable voluntary expense cap, the Adviser and its affiliates will indirectly pay most or all of the expenses that FGNMA is being requested to pay.
•	There will be no dilution to shareholders in the transaction, because each FGNMA shareholder will become the owner of shares of FGIT having a total net asset value equal to the total net asset value of his or her holdings in FGNMA on the date of the Reorganization.
In sum, FGNMA shareholders will be receiving shares in a competitive and more diversified fund with share class expense ratios that are lower than the expense ratios of FGNMA's share classes. The FGNMA shareholders also will be receiving shares of FGIT in a reorganization transaction that is intended to be tax-free and provide a more preferable tax result for shareholders as compared to a liquidation of FGNMA.
FGIT shareholders will benefit from the increase in its assets (and thus greater purchasing power in the marketplace) resulting from the Reorganization and because the total gross expenses of FGIT Institutional Shares and the total gross expenses of FGIT Service Shares are expected to decrease slightly, but the total net expenses will stay the same after the Reorganization. Given the waiver position of FGIT, and the fact that FGIT is being operated at its applicable voluntary expense cap, however, the Adviser and its affiliates will indirectly pay most or all of the expenses that FGIT is being requested to pay.
The Adviser and its affiliates will benefit from the Reorganization as a result of the dissolution of FGNMA (which would eliminate the need to continue to “subsidize” FGNMA, as well as certain expenses the Adviser incurs in managing two portfolios). Except for this benefit, the Adviser and its affiliates would not receive a monetary benefit from the Reorganization. In considering this benefit to the Adviser, the Adviser believes consideration should be given to the fact that, instead of reorganizing FGNMA in the Reorganization, which the Adviser believes will be beneficial to FGNMA shareholders, the Adviser and its affiliates could either (A) reduce their voluntary waivers on FGNMA's share classes or (B) propose to liquidate FGNMA.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor FGNMA, FGIT, and their respective shareholders, as opposed to the Adviser and its affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution or FGNMA and FGIT bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Adviser and its affiliates).
Cost of the Reorganization
FGNMA will pay the direct proxy expenses associated with the Reorganization, which are estimated to be $71,023; provided that FGIT will pay registration fees with respect to securities issued pursuant to the Reorganization, on an as-incurred basis. Given the waiver positions of FGNMA and FGIT, and the fact that FGNMA and FGIT are being operated at the applicable voluntary expense caps, the Adviser expects that the Adviser and its affiliates will indirectly pay most or all of the expenses that FGNMA and FGIT are being asked to bear.
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
DESCRIPTION OF FGIT'S SHARE CLASSES AND CAPITALIZATION
The Shares of FGIT to be issued to the shareholders of FGNMA's Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of FGIT provided herewith for additional information about Institutional Shares and Service Shares of FGIT.

The following table sets forth the unaudited capitalization of Federated GNMA Trust into Federated Government Income Trust as of July 31, 2014.
Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated GNMA Trust – Institutional Shares	$281,925,179	25,518,578	$11.05
Reorganization costs[1]- Share Adjustment	(62,529)	1,873,322
Federated Government Income Trust –Institutional Shares	319,949,177	31,099,593	$10.29
Federated Government Income Trust, Pro Forma Combined–Institutional Shares	$601,811,827	58,491,493	$10.29

Federated GNMA Trust –Service Shares	$38,297,456	3,466,286	$11.05
Reorganization costs[1]–Share Adjustment	(8,494)	254,702
Federated Government Income Trust–Service Shares	26,596,575	2,585,198	$10.29
Federated Government IncomeTrust, Pro Forma Combined–Service Shares	$64,885,537	6,306,186	$10.29
1	Adjustment to reflect estimated proxy expenses to be paid by Federated GNMA Trust.
FEDERAL INCOME TAX CONSEQUENCES
As a condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and FGNMA and FGIT each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by FGIT upon its receipt of FGNMA's assets in exchange for Shares of FGIT;
•	no gain or loss will be recognized by FGNMA upon transfer of its assets to FGIT solely in exchange for the Shares of FGIT or upon the distribution of FGIT Shares to FGNMA's shareholders in exchange for their FGNMA Shares;
•	no gain or loss will be recognized by shareholders of FGNMA upon exchange of their FGNMA Shares for FGIT Shares;
•	the tax basis of the assets of FGNMA in the hands of FGIT will be the same as the tax basis of such assets to FGNMA immediately prior to the Reorganization;
•	the aggregate tax basis of FGIT Shares received by each shareholder of FGNMA pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of FGNMA held by such shareholder immediately prior to the Reorganization;
•	the holding period of FGIT's Shares received by each shareholder of FGNMA will include the period during which FGNMA's Shares exchanged therefore were held by such shareholder, provided the Shares of FGNMA were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of FGNMA in the hands of FGIT will include the period during which those assets were held by FGNMA.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request, and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on FGNMA, FGIT or any shareholder of FGNMA with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of FGNMA would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her FGNMA shares and the fair market value of FGIT shares received in exchange therefore.

FGNMA may dispose of portfolio securities in the ordinary course of business, prior to the Reorganization (which may result in the realization of capital gains). Before the Reorganization, FGNMA will distribute any ordinary income and net capital gains to shareholders. Any such distributions will be taxable to shareholders. There may be annual limitations on the use of FGNMA's capital loss carryforward by FGIT going forward.
See the discussion entitled “Summary—Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of FGNMA should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Both Funds were established under the laws of the Commonwealth of Massachusetts. Both Funds are governed by their respective Articles of Incorporation or Declarations of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of FGIT and FGNMA are set forth in their respective Article of Incorporation or Declaration of Trust and Bylaws. Set forth below is a brief summary of the significant rights of shareholders of FGIT and shareholders of FGNMA. Each Fund may be referred to as a “Trust” in the chart below.
CATEGORY	SHAREHOLDER RIGHTS FGIT	SHAREHOLDER RIGHTS FGNMA
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the prospectuses of FGIT and FGNMA)	None	Same
Minimum Account Size	Institutional Shares and Service Shares $1,000,000 As provided in the Fund's Prospectus	Same
Annual Meeting	Not required	Same
Right to Call Shareholder Meetings	Special meetings of the shareholders may be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than two days to call such special meeting, the Trustees, Chairman or the Shareholders so requesting may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary.	Same
Notice of Meeting	Notice must be given by the Secretary of the Trust at least fifteen days before the meeting.	Same
Record Date for Meetings	A period not exceeding sixty (60) days preceding the date of any meeting of shareholders of the Trust or such Series or Class.	Same
Quorum for Meetings	Except as otherwise provided by law to constitute a quorum for the transaction of any business at any meeting of the Shareholders, there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of all Series or Classes of the Trust then outstanding and entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class.	Same

CATEGORY	SHAREHOLDER RIGHTS FGIT	SHAREHOLDER RIGHTS FGNMA
Vote Required for Election of Trustees	On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares of the Trust, the Shareholders shall elect Trustees.	Same
Adjournment of Meetings	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place and without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.	Same
Removal of Trustees by Shareholders	A Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees	Same
Personal Liability of Officers and Trustees	The Trust will indemnify Trustees and others of the Trust against liabilities and expenses that are incurred by virtue of having been a Trustee or Officer. However, Trustees and officers of the Trust will be liable for their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.	Same
Personal Liability of Shareholders	No Trustee, Officer, employee or agent of the Trust shall have the power to bind any other Trustee, Officer, employee or agent of the Trust personally. The Trustees, Officers, employees or agents of the Trust in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, Officer, employee or agent of the Trust and not in his own individual capacity.	Same
Right of Inspection	The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the Shareholders of any Series or Class; and no Shareholder shall have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the Trust or of the relevant Series or Class, as the case may be.	Same
Number of Authorized Shares; Par Value	Unlimited; No Par Value	Same

INFORMATION ABOUT FGNMA AND FGIT
WHERE TO FIND ADDITIONAL INFORMATION
Information about FGNMA is included in its Prospectus and SAI dated March 31, 2014, each of which is incorporated herein by reference. Information about FGIT is included in its Prospectus and its SAI dated March 31, 2014, revised November 3, 2014, each of which is incorporated herein by reference. A copy of the Prospectus for FGIT accompanies this Prospectus/Proxy Statement. Copies of the SAI of FGIT, the Prospectus and SAI of FGNMA and the SAI dated March 31, 2014, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of FGNMA and FGIT are also available electronically at Federated's website at www.FederatedInvestors.com.
FGNMA and FGIT are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of FGNMA. The proxies will be voted at the special meeting of shareholders of FGNMA to be held at 10:00 a.m. (Eastern time) on January 6, 2015, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy are available online at the website listed on your proxy card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by FGNMA or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Adviser or its affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about December 2, 2014, to shareholders of record at the close of business on November 7, 2014 (the “Record Date”).
FGNMA's Annual Report, which includes audited financial statements for the fiscal year ended January 31, 2014, was previously mailed to shareholders of FGNMA. FGIT's Annual Report, which includes audited financial statements for the fiscal year ended January 31, 2014, was previously mailed to shareholders of FGIT. FGNMA and FGIT will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of FGNMA is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of FGIT are not being solicited since their approval is not required in order to effect the Reorganization.
Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by voting in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.
In order to hold the Special Meeting, a “quorum” of shareholders of FGNMA must be present. Holders of one-fourth of the total number of shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of FGNMA; or (b) 67% or more of the voting securities of FGNMA present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy;
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for the purposes of obtaining the requisite approval of the proposal.
If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur, at this time, and the Board will consider alternatives such as liquidating FGNMA. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS
As of November 7, 2014, FGNMA had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated GNMA Trust	Institutional Shares
Service Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of FGNMA management, as of November 7, 2014, the following entities held beneficially or of record more than 5% of FGNMA's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated GNMA Trust –Institutional Shares

Federated GNMA Trust –Service Shares

Officers and Directors of FGNMA own less than 1% of each class of FGNMA's outstanding shares.
As of November 7, 2014, FGIT had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Government Income Trust	Institutional Shares
Service Shares
To the knowledge of FGIT's management, as of November 7, 2014, the following entities held beneficially or of record more than 5% of FGIT's outstanding share classes.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Government Income Trust–Institutional Shares

Federated Government Income Trust –Service Shares

Officers and Trustees own less than 1% of each class of FGIT's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
INTERESTS OF CERTAIN PERSONS
The Adviser is a subsidiary of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of the Trusts.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
All shareholder communication should be directed to the Corporation's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of FGNMA.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
John W. McGonigle
Secretary
November 7, 2014

AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of _________ 2015, by and between Federated Government Income Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Acquiring Fund”), and Federated GNMA Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (“Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Institutional Shares and Service Shares) (the “Acquired Fund Shares”) in exchange solely for shares (Institutional Shares and Service Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (Institutional Shares and Service Shares, to the holders of the outstanding shares of the Acquired Fund (Institutional Shares and Service Shares, respectively), and (iii) the liquidation and dissolution of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Acquiring Fund and Acquired Fund are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Trustees of the Acquired Fund Registrant have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Trustees of the Acquiring Fund Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND
1.1	THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares determined by multiplying (a) the outstanding shares of each class of the Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the corresponding class of Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.
1.2	ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund.
The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.

The Reorganization is to occur on the Closing Date, which is expected to be on or after January 23, 2015. On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Acquired Fund liabilities and any additional cash received by the Acquired Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Acquired Fund's books on or before the Closing Date that is retained by the Acquired Fund's adviser) will be transferred to the Acquiring Fund. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Institutional and Service Shares, (as applicable) of the Acquiring Fund equal in value to the aggregate NAV of the Institutional and Service Shares of the Acquired Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The Acquired Fund is to satisfy its liabilities prior to the Closing Date. Accordingly, the Acquired Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses) would not be transferred to the Acquiring Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Acquired Fund's books on or before the Closing Date are received by or returned to the Acquired Fund, the Acquired Fund's Adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Acquired Fund's Adviser would be remitted to the Acquiring Fund.
1.3	LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.
1.4	LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution and termination.
1.5	OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.
1.6	TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7	REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
1.8	TERMINATION. The Acquired Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9	BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
ARTICLE II
VALUATION
2.1	VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund Registrant's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Trustees (“Board”) of the Acquiring Fund and Acquired Fund).

2.2	VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share of such class of Acquiring Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund Registrant's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).
2.3	SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4	DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about January 23, 2015, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund Registrant, on behalf of the Acquiring Fund, as follows:
a)	The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Acquired Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquired Fund Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (“1993 Act”), and such registration has not been revoked or rescinded and is in full force and effect.

c)	The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Acquired Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.
e)	The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).
f)	Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Acquired Fund's financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Acquired Fund as of January 31, 2014, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.
i)	As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund's knowledge, there have been no material miscalculations of the net asset value of the Acquired Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j)	The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Acquired Fund and of the Acquired Fund, the Acquired Fund's Board and committees of the Acquired Fund's Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.
k)	The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
l)	All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

m)	All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.
n)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
p)	The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquired Fund Registrant with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r)	The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Commonwealth of Massachusetts law for the execution of this Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Acquired Fund Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Commonwealth of Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.
t)	The Acquired Fund, and the Acquired Fund Registrant with respect to the Acquired Fund, has complied and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Acquired Fund Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Acquired Fund Registrant's ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund's ability to consummate the transactions contemplated by this Agreement.
4.2	REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund Registrant, on behalf of the Acquired Fund, as follows:

a)	The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.
b)	The Acquiring Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Acquiring Fund Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Acquiring Fund Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
e)	Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f)	The audited financial statements of the Acquiring Fund as of January 31, 2014 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
g)	Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.
h)	All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i)	All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.
j)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
k)	Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)	The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m)	From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund Registrant with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n)	The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
o)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Commonwealth of Massachusetts law for the execution of this Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Commonwealth of Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p)	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Acquired Fund Registrant will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquired Fund Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Acquiring Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the

1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Acquired Fund Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:
a)	The transfer of all or substantially all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c)	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.
d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)	The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.
Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX
EXPENSES
The Acquired Fund and the Acquiring Fund will nor bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Acquired Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Acquiring Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Investment Management Company or its affiliates will pay all remaining direct and indirect expenses associated with the Acquired Fund's and Acquiring Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Acquiring Fund Registrant, on behalf of the Acquiring Fund, and the Acquired Fund Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI
TERMINATION
This Agreement may be terminated by the Acquiring Fund Registrant or Acquired Fund Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquiring Fund Registrant, the Acquired Fund or the Acquired Fund Registrant, or their respective Trustees or officers.
This Agreement may be terminated by the mutual agreement of the Acquiring Fund Registrant and the Acquired Fund Registrant. In addition, either the Acquiring Fund Registrant or the Acquired Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:
a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;
a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
a determination by a party's Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Acquired Fund Registrant or the Acquiring Fund Registrant, respectively, and notice given to the other party hereto.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquired Fund Registrant, on behalf of the Acquired Fund, and the Acquiring Fund Registrant, on behalf of the Acquiring Fund, and as specifically authorized by their respective Boards; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Acquiring Fund Registrant or Acquired Fund Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable, on behalf of the Funds and signed by authorized officers of the Acquiring Fund Registrant and Acquired Fund Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Acquiring Fund Registrant and Acquired Fund Registrant, as applicable.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED GOVERNMENT INCOME TRUST
By:
Name: John W. McGonigle
Title: Secretary
FEDERATED GNMA TRUST
By:
Name: John W. McGonigle
Title: Secretary

Financial Highlights–FGNMA Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 7/31/2014	Year Ended January 31,
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.05	$11.36	$11.55	$11.27	$11.24	$11.02
Income From Investment Operations:
Net investment income	0.13	0.21[1]	0.27[1]	0.36[1]	0.42[1]	0.49[1]
Net realized and unrealized gain (loss) on investments and futures contracts	0.02	(0.26)	(0.15)	0.33	0.08	0.24
TOTAL FROM INVESTMENT OPERATIONS	0.15	(0.05)	0.12	0.69	0.50	0.73
Less Distributions:
Distributions from net investment income	(0.15)	(0.26)	(0.31)	(0.41)	(0.47)	(0.51)
Net Asset Value, End of Period	$11.05	$11.05	$11.36	$11.55	$11.27	$11.24
Total Return[2]	1.40%	(0.45)%	1.06%	6.26%	4.49%	6.77%
Ratios to Average Net Assets:
Net expenses	0.67%[3]	0.67%	0.67%	0.66%	0.68%	0.65%
Net investment income	2.41%[3]	1.92%	2.38%	3.11%	3.72%	4.39%
Expense waiver/reimbursement[5]	0.03%[3]	0.01%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$281,925	$326,994	$435,289	$447,739	$432,317	$393,046
Portfolio turnover	62%	265%	257%	181%	173%	81%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	5%	114%	133%	29%	68%	39%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	Represents less than 0.01%.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FGNMA Service Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 7/31/2014	Year Ended January 31,
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.05	$11.37	$11.55	$11.27	$11.24	$11.02
Income From Investment Operations:
Net investment income	0.13	0.20[1]	0.25[1]	0.34[1]	0.41[1]	0.47[1]
Net realized and unrealized gain (loss) on investments and futures contracts	0.02	(0.28)	(0.14)	0.34	0.07	0.24
TOTAL FROM INVESTMENT OPERATIONS	0.15	(0.08)	0.11	0.68	0.48	0.71
Less Distributions:
Distributions from net investment income	(0.15)	(0.24)	(0.29)	(0.40)	(0.45)	(0.49)
Net Asset Value, End of Period	$11.05	$11.05	$11.37	$11.55	$11.27	$11.24
Total Return[2]	1.32%	(0.70)%	0.99%	6.09%	4.32%	6.58%
Ratios to Average Net Assets:
Net expenses	0.83%[3]	0.83%	0.83%	0.82%	0.84%	0.83%
Net investment income	2.25%[3]	1.76%	2.21%	2.96%	3.57%	4.19%
Expense waiver/reimbursement[5]	0.07%[3]	0.05%	0.02%	0.00%[4]	0.01%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,297	$40,178	$58,819	$54,080	$57,165	$84,946
Portfolio turnover	62%	265%	257%	181%	173%	81%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	5%	114%	133%	29%	68%	39%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	Represents less than 0.01%.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FGIT Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 7/31/2014	Year Ended January 31,
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.28	$10.54	$10.70	$10.55	$10.69	$10.44
Income From Investment Operations:
Net investment income	0.12	0.24[1]	0.28[1]	0.34[1]	0.37[1]	0.42
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	(0.23)	(0.12)	0.21	(0.09)	0.30
TOTAL FROM INVESTMENT OPERATIONS	0.15	0.01	0.16	0.55	0.28	0.72
Less Distributions:
Distributions from net investment income	(0.14)	(0.27)	(0.32)	(0.40)	(0.42)	(0.47)
Net Asset Value, End of Period	$10.29	$10.28	$10.54	$10.70	$10.55	$10.69
Total Return[2]	1.49%	0.12%	1.53%	5.29%	2.68%	7.07%
Ratios to Average Net Assets:
Net expenses	0.62%[3]	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income	2.41%[3]	2.28%	2.58%	3.19%	3.45%	3.92%
Expense waiver/reimbursement[4]	0.09%[3]	0.08%	0.07%	0.08%	0.08%	0.08%
Supplemental Data:
Net assets, end of period (000 omitted)	$319,949	$347,131	$467,918	$496,274	$539,486	$558,340
Portfolio turnover	75%	178%	207%	171%	156%	169%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	12%	68%	51%	38%	37%	34%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Financial Highlights–FGIT Service Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 7/31/2014	Year Ended January 31,
		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.28	$10.54	$10.70	$10.55	$10.69	$10.44
Income From Investment Operations:
Net investment income	0.11	0.22[1]	0.26[1]	0.32[1]	0.35[1]	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.03	(0.23)	(0.12)	0.21	(0.09)	0.30
TOTAL FROM INVESTMENT OPERATIONS	0.14	(0.01)	0.14	0.53	0.26	0.70
Less Distributions:
Distributions from net investment income	(0.13)	(0.25)	(0.30)	(0.38)	(0.40)	(0.45)
Net Asset Value, End of Period	$10.29	$10.28	$10.54	$10.70	$10.55	$10.69
Total Return[2]	1.38%	(0.06)%	1.33%	5.09%	2.49%	6.87%
Ratios to Average Net Assets:
Net expenses	0.82%[3]	0.82%	0.82%	0.82%	0.81%	0.82%
Net investment income	2.21%[3]	2.08%	2.40%	3.00%	3.27%	3.73%
Expense waiver/reimbursement[5]	0.01%[3]	0.00%	0.00%[4]	0.01%	0.01%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$26,597	$27,209	$37,172	$47,648	$65,163	$72,536
Portfolio turnover	75%	178%	207%	171%	156%	169%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	12%	68%	51%	38%	37%	34%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Computed on an annualized basis.
4	Represents less than 0.01%.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Management's Discussion of Fund Performance (unaudited)
The total return of Federated GNMA Trust (the “Fund”), based on net asset value, for the 12-month reporting period ended January 31, 2014, was -0.45% for the Institutional Shares and -0.70% for the Service Shares. The -0.45% total return of the Institutional Shares consisted of 2.28% in taxable dividends and 2.73% of price depreciation in the net asset value of the shares. The Barclays GNMA Index (BGNMA),1 the Fund's broad-based securities market index, returned 0.25% for the same period. The total return of the Lipper GNMA Funds Average (LGNMAFA),2 a peer group average for the Fund, was -0.65% for the same period. The Fund's and the LGNMAFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BGNMA.
During the reporting period, the Fund's investment strategy focused on: (a) duration3 and (b) security selection. These were the most significant factors affecting the Fund's performance relative to the BGNMA.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, Treasury yields increased substantially as the Federal Reserve (the Fed) initiated the process of exiting from its extraordinary monetary policy actions, and the U.S. economy showed signs of strengthening even while federal fiscal policy acted to restrain growth. European economic struggles continued but showed signs of easing, and growth remained nearly nonexistent. In aggregate, economic conditions appeared to reach an inflection point in the developed world with the U.S., Europe and Japan all showing improving conditions. However, improvements in the developed world were offset by a slowdown in emerging markets where years of faster growth caused inflation pressures and economic stresses to increase.
The Fed announced the tapering of its unconventional policy initiatives that are providing additional monetary support to the economy. In doing so, however, the Fed made clear that the tapering of additional purchases did not constitute a tightening of monetary policy and was more akin to “easing off the accelerator pedal” but was not “stepping on the brakes.” The Fed did not change its guidance about the period when it expected to keep the federal funds target rate at 0.00% to 0.25%, which stands at mid-2015, but made clear that Fed policy is not on a pre-set course and that any policy actions will be data dependent. Historically, the Fed had not provided explicit long-term guidance for the future evolution of the federal funds target rate. The Fed is currently providing this so-called “forward guidance” as another unconventional policy tool while the federal funds target rate remains near the 0% lower bound. These highly unusual policy moves by the Fed are designed to be supportive of economic growth. While the economic expansion continued, the rate of growth was subdued, and the Fed remains focused on policy measures to help lower unemployment. Finally, former Vice Chairwoman Janet Yellen was sworn in as the new Chairwoman of the Fed as Ben Bernanke retired.
The two- and ten-year Treasury yields increased 7 and 66 basis points to 0.33% and 2.65%, respectively, during the reporting period.4
DURATION
Duration for the Fund was actively managed relative to the BGNMA during the reporting period as rates were volatile. The active duration management contributed positively to Fund performance.

SECURITY SELECTION
During the reporting period, the Fund had above-BGNMA exposure to securities with characteristics that limited prepayment risk, such as newly-originated loans or loans with low balances.5 Mortgage prepayments, in general, remained elevated during the reporting period as homeowners took advantage of historically low mortgage rates. The Fund's investments in securities with slower prepayments allowed the Fund to generate higher income relative to those in the BGNMA. However, the value of the prepayment protection of the mortgage pools held by the Fund declined somewhat during the reporting period as interest rates rose and prepayments on mortgage securities declined, leading to underperformance. Therefore, security selection detracted from Fund performance.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BGNMA.
2	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LGNMAFA.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated GNMA Trust from January 31, 2004 to January 31, 2014, compared to the Barclays GNMA Index (BGNMA)1 and the Lipper GNMA Funds Average (LGNMAFA).1,2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 INVESTMENT
Growth of $10,000 as of January 31, 2014
The Fund offers multiple share classes whose performance may be greater than or less than its other share class due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 1/31/2014
	1 Year	5 Years	10 Years
Institutional Shares	-0.45%	3.59%	4.05%
Service Shares	-0.70%	3.41%	3.89%
BGNMA	0.25%	4.38%	4.82%
LGNMAFA	-0.65%	4.34%	4.23%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BGNMA and the LGNMAFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The BGNMA Index is an index comprised of all fixed securities mortgage pools by GNMA, including GNMA Graduated Payment Mortgages. The BGNMA is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The BGNMA is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Government Income Trust (formerly, Federated Income Trust) (the “Fund”), based on net asset value, for the 12-month reporting period ended January 31, 2014, was 0.12% for the Institutional Shares and -0.06% for the Service Shares. The 0.12% total return of the Institutional Shares consisted of 2.59% in taxable dividends and 2.47% of price depreciation in the net asset value of the shares. The Barclays Mortgage-Backed Securities Index (BMBS),1 the Fund's broad-based securities market index, returned 0.63% for the same period. The total return of the Lipper U.S. Mortgage Funds Average (LUSMFA),2 a peer group average for the Fund, was 0.22% for the same period. The Fund's and the LUSMFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BMBS.
During the reporting period, the Fund's investment strategy focused on: (a) duration;3 (b) security selection; and (c) sector allocation. These were the most significant factors affecting the Fund's performance relative to the BMBS.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, Treasury yields increased substantially as the Federal Reserve (the Fed) initiated the process of exiting from its extraordinary monetary policy actions, and the U.S. economy showed signs of strengthening even while federal fiscal policy acted to restrain growth. European economic struggles continued but showed signs of easing, and growth remained nearly nonexistent. In aggregate, economic conditions appeared to reach an inflection point in the developed world with the U.S., Europe and Japan all showing improving conditions. However, improvements in the developed world were offset by a slowdown in emerging markets where years of faster growth caused inflation pressures and economic stresses to increase.
The Fed announced the tapering of its unconventional policy initiatives that are providing additional monetary support to the economy. In doing so, however, the Fed made clear that the tapering of additional purchases did not constitute a tightening of monetary policy and was more akin to “easing off the accelerator pedal” but was not “stepping on the brakes.” The Fed did not change its guidance about the period when it expected to keep the federal funds target rate at 0.00% to 0.25%, which stands at mid-2015, but made clear that Fed policy is not on a pre-set course, and that any policy actions will be data dependent. Historically, the Fed had not provided explicit long-term guidance for the future evolution of the federal funds target rate. The Fed is currently providing this so-called “forward guidance” as another unconventional policy tool while the federal funds target rate remains near the 0% lower bound. These highly unusual policy moves by the Fed are designed to be supportive of economic growth. While the economic expansion continued, the rate of growth was subdued, and the Fed remains focused on policy measures to help lower unemployment. Finally, former Vice Chairwoman Janet Yellen was sworn in as the new Chairwoman of the Fed as Ben Bernanke retired.
The two- and ten-year Treasury yields increased 7 and 66 basis points to 0.33% and 2.65%, respectively, during the reporting period.4
DURATION
Duration for the Fund was actively managed relative to the BMBS during the reporting period as rates were volatile. The active duration management contributed positively to Fund performance.

SECURITY SELECTION
During the reporting period, the Fund had above-BMBS exposure to securities with characteristics that limited prepayment risk, such as newly-originated loans or loans with low balances.5 Mortgage prepayments, in general, remained elevated during the reporting period as homeowners took advantage of historically low mortgage rates. The Fund's investments in securities with slower prepayments allowed the Fund to generate higher income relative to those in the BMBS. However, the value of the prepayment protection of the mortgage pools held by the Fund declined somewhat during the reporting period as interest rates rose and prepayments on mortgage securities declined, leading to underperformance. Security selection detracted from Fund performance.
Sector Allocation
Compared to the BMBS, the Fund was underweighted to Ginnie Mae mortgage-backed securities (MBS). In lieu of exposure to the Ginnie Mae sector, holdings of conventional 30-year mortgages and agency-guaranteed commercial MBS were increased. Ginnie Mae MBS performance lagged that of their conventional counterparts issued by Fannie Mae and Freddie Mac. As a result, sector allocation contributed positively to Fund performance during the reporting period.
1	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BMBS.
2	Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the LUSMFA.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than other securities of shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Government Income Trust (formerly, Federated Income Trust) from January 31, 2004 to January 31, 2014, compared to the Barclays Mortgage-Backed Securities Index (BMBS)1 and the Lipper U.S. Mortgage Funds Average (LUSMFA).1,2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of January 31, 2014
The fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 1/31/2014
	1 Year	5 Years	10 Years
Institutional Shares	0.12%	3.31%	4.02%
Service Shares	-0.06%	3.11%	3.81%
BMBS	0.63%	3.98%	4.71%
LUSMFA	0.22%	5.17%	4.14%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BMBS and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average. The BMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or average.
2	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. These total returns are reported net of expenses and other fees that the SEC requires to be reflected in a mutual fund's performance.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 314184102
CUSIP 314184201

Q452318 (11/14)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
November 7, 2014
ACQUISITION OF THE ASSETS OF
FEDERATED GNMA TRUST
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED GOVERNMENT INCOME TRUST
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated November 7, 2014, is not a Prospectus. A Prospectus/Proxy Statement dated November 7, 2014, related to the above-referenced matter may be obtained from Federated Government Income Trust and/or Federated GNMA Trust, by writing or calling Federated Government Income Trust and/or Federated GNMA Trust, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Prospectus of Federated GNMA Trust dated March 31, 2014;
2.	Statement of Additional Information of Federated GNMA Trust, dated March 31, 2014.
3.	Prospectus of Federated Government Income Trust dated March 31, 2014, revised November 3, 2014;
4.	Statement of Additional Information of Federated Government Income Trust, dated March 31, 2014, revised November 3, 2014.
5.	Audited Financial Statements of Federated GNMA Trust, dated January 31, 2014.
6.	Audited Financial Statements of Federated Government Income Trust, dated January 31, 2014.
7.	Unaudited Financial Statements of Federated GNMA Trust, July 31, 2014.
8.	Unaudited Financial Statements of Federated Government Income Trust, dated July 31, 2014.
1

INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated GNMA Trust dated March 31, 2014, is incorporated by reference to Post-Effective Amendment No. 54 to its Registration Statement on Form N-1A (File Nos. 811-3375 and 2-75670), which was filed with the Securities and Exchange Commission (SEC) on March 28, 2014. A copy may be obtained from Federated GNMA Trust at 1-800-341-7400.
The Statement of Additional Information of Federated Government Income Trust dated March 31, 2014, revised November 3, 2014, is incorporated by reference to Federated Government Income Trust, Post-Effective Amendment No. 51 to its Registration Statement on Form N-1A (File Nos. 811-3352 and 2-75366) which was filed with the Securities and Exchange Commission on November 3, 2014. A copy may be obtained from Federated Government Income Trust at 1-800-341-7400.
The audited financial statements of Federated GNMA Trust, dated January 31, 2014, are incorporated by reference to the Annual Report to shareholders of Federated GNMA Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on March 26, 2014.
The audited financial statements of Federated Government Income Trust, dated January 31, 2014, are incorporated by reference to the Annual Report to shareholders of Federated Government Income Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on March 26, 2014.
The unaudited financial statements of Federated GNMA Trust, dated July 31, 2014, are incorporated by reference to the Semi-Annual Report to shareholders of Federated GNMA Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on September 24, 2014.
The unaudited financial statements of Federated Government Income Trust, dated July 31, 2014, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Government Income Trust, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on September 24, 2014.
PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED JULY 31, 2014 (UNAUDITED)
INTRODUCTION
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated GNMA Trust and Federated Government Income Trust (individually referred to as the “Fund” or collectively as the “Funds”), for the period ended July 31, 2014. Federated GNMA Trust (the “Acquired Fund”) will be reorganized into Federated Government Income Trust (the “Acquiring Fund”) as of the close of business on or about January 23, 2015. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from August 1, 2013 to July 31, 2014. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2014.
The Pro Forma Financial Statements give effect to the proposed exchange of assets of Institutional Shares and Service Shares of Federated GNMA Trust for Institutional Shares and Service Shares of Federated Government Income Trust. Under generally accepted accounting principles, Federated Government Income Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.
The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.
2

Federated GNMA Trust
Federated Government Income Trust
Pro Forma Combining Portfolios of Investments
July 31, 2014 (unaudited)
Federated GNMA Trust	Federated Government Income Trust	Federated Government Income Trust Pro Forma Combined			Federated GNMA Trust	Federated Government Income Trust	Federated Government Income Trust Pro Forma Combined
Principal Amount					Value
				MORTGAGE-BACKED SECURITIES—97.6%[1]
				Federated Home Loan Mortgage Corporation—12.3%
$-	$22,018,357	$22,018,357	[2]	3.000%, 3/1/2028 - 8/1/2044	$-	$22,035,360	$22,035,360
-	8,151,273	8,151,273		3.500%. 11/1/2025 - 6/1 - 2032	-	8,502,573	8,502,573
-	2,695,503	2,695,503		4.000%, 8/1/2025	-	2,865,433	2,865,433
-	17,435,512	17,435,512		4.500%, 6/1/2019 - 9/1/2040	-	18,687,327	18,687,327
-	12,982,275	12,982,275		5.000%, 8/1/2023 - 12/1/2039	-	14,282,046	14,282,046
-	9,004,052	9,004,052		5.500%, 12/1/2021 - 1/1/2039	-	9,960,801	9,960,801
-	3,488,323	3,488,323		6.000%, 4/1/2036-9/1/2038	-	3,909,960	3,909,960
-	96,854	96,854		6.500%, 9/1/2029	-	110,453	110,453
-	639,963	639,963		7.000%, 2/1/2031 - 3/1/2032	-	741,781	741,781
-	677,947	677,947		7.500%, 2/1/2027 - 2/1/2031	-	795,359	795,359
-	3,461	3,461		9.500%, 9/1/2016	-	3,690	3,690
				TOTAL		81,894,783	81,894,783
				Federated National Mortgage Association—33.5%
-	6,151,196	6,151,196		2.500%, 8/1/2027 - 4/1/2028	-	6,194,663	6,194,663
-	37,708,112	37,708,112		3.000%, 6/1/2027 - 4/1/2043	-	38,135,959	38,135,959
-	42,173,840	42,173,840		3.500%, 1/1/2026 - 5/1/2043	-	43,083,302	43,083,302
-	60,603,946	60,603,946		4.000%, 12/1/2031 - 12/1/2042	-	63,998,217	63,998,217
-	28,756,234	28,756,234	[2]	4.500%, 9/1/2041 - 8/1/2044	-	31,011,356	31,011,356
-	20,019,754	20,019,754	[2]	5.000%, 10/1/2023 - 8/1/2044	-	22,067,737	22,067,737
-	6,979,842	6,979,842		5.500%, 9/1/2034 - 9/1/2037	-	7,756,907	7,756,907
-	6,003,955	6,003,955		6.000%, 6/1/2016 - 10/1/2038	-	6,742,428	6,742,428
-	3,232,133	3,232,133		6.500%, 12/1/2027 - 9/1/2037	-	3,650,206	3,650,206
-	396,765	396,765		7.000%, 7/1/2029 - 2/1/2032	-	459,626	459,626
-	140,036	140,036		7.500%, 7/1/2028 - 8/1/2031	-	166,032	166,032
-	183,124	183,124		8.000%, 12/1/2026	-	217,775	217,775
-	35,362	35,362		10.000%, 2/1/2017 - 11/1/2021	-	41,559	41,559
-	13,277	13,277		10.500%, 12/1/2019 - 4/1/2022	-	15,104	15,104
				TOTAL		223,540,871	223,540,871
				Government Agency—0.8%
-	2,555,194	2,555,194	[4,5]	FDIC Trust 2013-R1, Class A, 1.150%, 3/25/2033	-	2,536,824	2,536,824
-	3,162,784	3,162,784	[4,5]	FDIC Trust 2013-R2, Class A, 1.250%, 3/25/2033	-	3,082,591	3,082,591
				TOTAL		5,619,415	5,619,415
				Government National Mortgage Association—51.0%
55,233,706	-	55,233,706		23.000%, 9/15/2042-8/20/2044	55,332,707	-	55,332,707
72,791,381	20,519,987	93,311,368		3.500%, 12/15/2040 - 10/15/2042	75,059,255	21,154,826	96,214,081
39,773,854	-	39,773,854		4.000%, 8/15/2041 - 3/15/2043	42,340,196	-	42,340,196
48,783,151	-	48,783,151		4.500%, 7/20/2039 - 2/15/2042	53,142,441	-	53,142,441
3

Federated GNMA Trust	Federated Government Income Trust	Federated Government Income Trust Pro Forma Combined			Federated GNMA Trust	Federated Government Income Trust	Federated Government Income Trust Pro Forma Combined
Principal Amount					Value
				MORTGAGE-BACKED SECURITIES—continued[1]
				Government National Mortgage Association—continued
$35,439,569	$2,829,375	$38,268,944		5.000%, 10/15/2033 - 10/15/2041	$39,217,394	$3,120,771	$42,338,165
23,268,466	764,473	24,032,939		5.500%, 7/20/2033 - 11/20/2038	25,991,682	845,224	26,836,906
12,111,774	-	12,111,774		6.000%, 8/15/2031 - 12/20/2038	13,642,646	-	13,642,646
432,787	628,887	1,061,674		6.500%, 5/15/2027 - 10/20/2038	498,706	710,784	1,209,490
2,240,618	1,241,839	3,482,457		7.000%, 6/15/2026 - 1/15/2033	2,623,849	1,450,037	4,073,886
2,743,278	9,542	2,752,820		7.500%, 11/15/2027 - 5/15/2032	3,248,765	11,402	3,260,167
1,137,540	136,411	1,273,951		8.000%, 11/15/2023 - 8/15/2032	1,363,078	163,951	1,527,029
2,003	79,008	81,011		8.500%, 3/15/2030 - 6/15/2030	2,087	96,524	98,611
				TOTAL	312,462,806	27,553,519	340,016,325
				TOTAL MORTGAGE-BACKED SECURITIES	312,462,806	338,608,588	651,071,394
				COLLATERALIZED MORTGAGE OBLIGATIONS—7.0%
				Government National Mortgage Association—7.0%
22,489,845	-	22,489,845	[3]	REMIC 2013-H15 FA, 0.691%, 6/20/2063	22,543,169	-	22,543,169
-	14,388,718	14,388,718	[3]	REMIC 2013-H16 FA, 0.691%, 7/20/2063	-	14,396,719	14,396,719
-	9,853,350	9,853,350	[3]	REMIC 2013-H19 FB, 0.751%, 8/20/2063	-	9,886,407	9,886,407
				TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS	22,543,169	24,283,126	46,826,295
				REPURCHASE AGREEMENTS—5.3%
19,200,000	16,317,000	35,517,000	[3]	Interest in $895,000,000 joint repurchase agreement 0.08%, dated 7/31/2014 under which Bank of America, N.A. will repurchase securities provided as collateral for $895,001,989 on 8/1/2014. The securities provided as collateral at the end of the period held with The Bank of New York Mellon, tri-party agent, were U.S. Government Agency Securities with various maturities to 7/25/2041 and the market value of those underlying securities was $921,036,179.	19,200,000	16,317,000	35,517,000
				TOTAL REPURCHASE AGREEMENTS	19,200,000	16,317,000	35,517,000
				TOTAL INVESTMENTS—109.9% (IDENTIFIED COST $723,196,145)[6]	354,205,975	379,208,714	733,414,689
				OTHER ASSETS AND LIABILITIES - NET—(9.9%)[7]	(34,054,363)	(32,662,962)	(66,717,325)
				TOTAL NET ASSETS—100%	$320,151,612	$346,545,752	$666,697,364
At July 31, 2014, Federated GNMA Trust had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[8]United States Treasury Notes 2-Year Long Futures	210	$46,078,594	September 2014	($61,162)
[8]United States Treasury Notes 5-Year Short Futures	150	$17,825,391	September 2014	$114,506
[8]United States Treasury Notes 10-Year Short Futures	445	$55,451,172	September 2014	$221,499
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$274,843
4

At July 31, 2014, Federated Government Income Trust had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[8]United States Treasury Notes 2-Year Long Futures	210	$46,078,594	September 2014	($61,162)
[8]United States Treasury Notes 5-Year Short Futures	150	$17,825,391	September 2014	$114,506
[8]United States Treasury Notes 10-Year Short Futures	305	$38,005,859	September 2014	$151,814
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$205,158
At July 31, 2014, Federated Government Income Trust Pro Forma Combined had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
[8]United States Treasury Notes 2-Year Long Futures	420	$92,157,188	September 2014	($122,324)
[8]United States Treasury Notes 5-Year Short Futures	300	$35,650,782	September 2014	$229,012
[8]United States Treasury Notes 10-Year Short Futures	750	$93,457,031	September 2014	$373,313
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$480,001
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Due to monthly principal payments, the average lives of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association (Modified Pass-Through Securities based upon Federal Housing Authority/Veterans Administration historical experience are less than the stated maturities), securities approximate one to ten years.
2	All or a portion of these To Be Announced Securities (TBA's) are subject to dollar-roll transactions.
3	All or a portion of these securities are segregated pending settlement of dollar-roll transactions.
4	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2014, these restricted securities amounted to $5,619,415, which represented 0.8% of the Pro Forma Combined total net assets.
5	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At July 31, 2014, these liquid restricted securities amounted to $5,619,415, which represented 0.8% of the Pro Forma Combined total net assets.
6	The cost of investments for federal tax purposes for the Pro Forma combined amounts to $723,196,145.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is the result of dollar-roll transactions as of July 31, 2014.
8	Non-income-producing security.
Note: The categories of investments are shown as a percentage of the Pro Forma Combined total net assets ($666,697,364) at July 31, 2014.
Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
5

The following is a summary of the inputs used, as of July 31, 2014, in valuing Federated GNMA Trust assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	312,462,806	$—	$312,462,806
Collateralized Mortgage Obligations	—	22,543,169		22,543,169
Repurchase Agreement	—	19,200,000	—	19,200,000
TOTAL SECURITIES	$—	$354,205,975	$—	$354,205,975
OTHER FINANCIAL INSTRUMENTS*	$274,84	$—	$—	$274,843
*	Other financial instruments include futures contracts.
The following is a summary of the inputs used, as of July 31, 2014, in valuing Federated Government Income Trust's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	$338,608,588	$—	$338,608,588
Collateralized Mortgage Obligations	—	24,283,126	—	24,283,126
Repurchase Agreement	—	16,317,000	—	16,317,000
TOTAL SECURITIES	$—	$379,208,714	$—	$379,208,714
OTHER FINANCIAL INSTRUMENTS*	$205,158	$—	$—	$205,158
*	Other financial instruments include futures contracts.
The following is a summary of the inputs used, as of July 31, 2014, in valuing the Federated Government Income Trust Pro Forma Combined assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Mortgage-Backed Securities	$—	$651,071,394	$—	$651,071,394
Collateralized Mortgage Obligations	—	46,826,295	—	46,826,295
Repurchase Agreements	—	35,517,000	—	35,517,000
TOTAL SECURITIES	$—	$733,414,689	$—	$733,414,689
OTHER FINANCIAL INSTRUMENTS*	$480,001	$—	$—	$480,001
*	Other financial instruments include futures contracts.
The following acronyms are used through this portfolio:
FDIC	—Federal Deposit Insurance Corporation
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
(See Notes to Pro Forma Financial Statements)
6

Federated GNMA Trust
Federated Government Income Trust
Pro Forma Combining Statements of Assets & Liabilities
July 31, 2014 (unaudited)
	Federated GNMA Trust	Federated Government Income Trust	Pro Forma Adjustment	Federated Government Income Trust Pro Forma Combined
Assets:
Total investments in securities, at value	$354,205,975	$379,208,714	$0	$733,414,689
Cash	95	830	0	925
Restricted Cash	645,250	463,250	0	1,108,500
Income receivable	991,896	1,006,565	0	1,998,461
Receivable for shares sold	114,691	219,134	0	333,825
Receivable for daily variation margin	39,141	32,578	0	71,719
TOTAL ASSETS	355,997,048	380,931,071	$0	736,928,119

	Federated GNMA Trust	Federated Government Income Trust	Pro Forma Adjustment	Federated Government Income Trust Pro Forma Combined
Liabilities:
Payable for investments purchased	35,058,333	33,581,871	0	68,640,204
Payable for shares redeemed	501,204	501,234	0	1,002,438
Income distribution payable	119,359	206,288	0	325,647
Payable for Directors/Trustees' fees	142	327	0	469
Payable to adviser	763	497	0	1,260
Payable for other service fees	21,258	37,081	0	58,339
Reorganization cost	0	0	71,023(a)	71,023
Accrued expenses	73,354	58,021	0	131,375
TOTAL LIABILITIES	35,774,413	34,385,319	$71,023	70,230,755
NET ASSETS	$320,222,635	$346,545,752	($71,023)	$666,697,364

	Federated GNMA Trust	Federated Government Income Trust	Pro Forma Adjustment	Federated Government Income Trust Pro Forma Combined
Net Assets Consists of:
Paid-in capital	$326,426,676	$354,425,451	($71,023) (a)	$680,781,104
Net unrealized appreciation of investments and futures contracts	5,628,067	5,070,478	0	10,698,545
Accumulated net realized loss on investments and futures contracts	(11,268,073)	(12,305,007)	0	(23,573,080)
Distributions in excess of net investment income	(564,035)	(645,170)	0	(1,209,205)
TOTAL NET ASSETS	$320,222,635	$346,545,752	($71,023)	$666,697,364

7

	Federated GNMA Trust	Federated Government Income Trust	Pro Forma Adjustment	Federated Government Income Trust Pro Forma Combined
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Assets
Institutional Shares	$281,925,179	319,949,177	($62,529)(a)	$601,811,827
Service Shares	$38,297,456	26,596,575	($8,494)(a)	$64,885,537
Shares Outstanding:
Institutional Shares	25,518,578	31,099,593	1,873,322(b)	58,491,493
Service Shares	3,466,286	2,585,198	254,702(b)	6,306,186
Net Asset Value Per Share:
Institutional Shares	$11.05	$10.29	-	$10.29
Service Shares	$11.05	$10.29	-	$10.29
Offering Price Per Share:
Institutional Shares	$11.05	$10.29	-	$10.29
Service Shares	$11.05	$10.29	-	$10.29
Redemption Proceeds Per Share:
Institutional Shares	$11.05	$10.29	-	$10.29
Service Shares	$11.05	$10.29	-	$10.29
Investments, at identified cost	$348,852,751	$374,343,394	-	$723,196,145
(a)	Adjustment to reflect anticipated reorganization costs to be paid by Federated GNMA Trust.
(b)	Adjustment to reflect share balance as a result of the reorganization.
(See Notes to Pro Forma Financial Statements)
8

Federated GNMA Trust
Federated Government Income Trust
Pro Forma Combining Statements of Operations
July 31, 2014 (unaudited)
	Federated GNMA Trust	Federated Government Income Trust	Pro Forma Adjustment	Federated Government Income Trust Pro Forma Combined
Investment Income:
Interest	$10,941,964	$11,484,695	$0	$22,426,659
Total Investment Income	10,941,964	11,484,695	0	22,426,659
Expenses:
Investment adviser fee	1,438,646	1,520,662	0	2,959,308
Administrative fee	280,950	296,968	0	577,918
Custodian fees	36,716	26,424	(24,533)(a)	38,607
Transfer agent fee	285,434	139,786	(146,476)(b)	278,744
Directors'/Trustees' fees	9,729	9,787	(1,416)(c)	18,100
Auditing fees	25,947	25,946	(25,443)(d)	26,450
Legal fees	10,622	10,721	(7,772)(e)	13,571
Portfolio accounting fees	153,517	142,720	(122,125)(f)	174,112
Other service fees	258,697	462,006	195,374(g)	916,077
Share registration costs	30,238	41,460	(28,698)(h)	43,000
Printing and postage	30,669	40,808	(27,677)(i)	43,800
Miscellaneous	15,153	13,119	(14,117)(i)	14,155
Total Expenses	2,576,318	2,730,407	(202,883)	5,103,842
Reimbursement of other operating expenses	(83,056)	(298,626)	38,781(k)	(342,901)
Net Expenses	2,493,262	2,431,781	(164,102)	4,760,941
Net Investment Income	8,448,702	9,052,914	164,102	17,665,718
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments	886,075	1,960,467	0	2,846,542
Net realized loss on futures contracts	(1,357,619)	(784,039)	0	(2,141,658)
Net change in unrealized appreciation of investments	4,880,872	2,363,892	0	7,244,764
Net change in unrealized appreciation/depreciation of futures contracts	216,587	114,645	0	331,232
Net realized and unrealized gain on investments and futures contracts	4,625,915	3,654,965	0	8,280,880
Change in net assets resulting from operations	$13,074,617	$12,707,879	$164,102	$25,946,598
(See Notes to Pro Forma Financial Statements)
Federated GNMA Trust
Federated Government Income Trust
Notes to Pro Forma Financial Statements
For the Period Ended July 31, 2014 (unaudited)
Note 1. Description of the Funds
Federated GNMA Trust and Federated Government Income Trust are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. Federated GNMA Trust consists of two classes of shares: Institutional Shares and Service Shares. Federated Government Income Trust consists of two classes of shares: Institutional Shares and Service Shares.
9

Note 2. Basis of Combination
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated GNMA Trust and Federated Government Income Trust (individually referred to as the “Fund”, or collectively as the “Funds”), for the year ended July 31, 2014. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2014.
The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Federated GNMA Trust and Federated Government Income Trust, which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.
The Pro Forma Financial Statements give effect to the proposed exchange of assets of Institutional Shares and Service Shares of Federated GNMA Trust for Institutional Shares and Service Shares of Federated Government Income Trust, respectively. Under generally accepted accounting principles, Federated Government Income Trust will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.
The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity, if necessary. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.
For the year ended July 31, 2014, Federated GNMA Trust and Federated Government Income Trust paid investment advisory fees computed at the annual rate of 0.40%, as a percentage of average daily net assets.
The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization.
Federated GNMA Trust will pay the following direct proxy expenses relating to its participation in its Reorganization: (a) cost of printing and mailing of proxy materials (i.e., the prospectus/proxy statement and other materials used in connection with the special meeting of shareholders); and (b) the cost of processing, soliciting and tabulating the vote of its shareholders in connection with the special meeting. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, Federated Government Income Trust may incur transaction expenses associated with the purchase and sale of portfolio securities.
The Funds' Adviser or their affiliates will pay all remaining expenses associated with the Funds' participation in the Reorganization. Such other expenses may include, without limitation: (a) expenses associated with the preparation and filing of the proxy materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
Note 3. Portfolio Valuation
In calculating its net asset value (NAV), each Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Funds Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment
10

determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation
The Trustees of each Fund have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuations methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Note 4. Shares of Beneficial Interest
The Pro Forma Institutional Shares and Service Shares net asset value per share assumes the issuance of 27,391,900 Institutional Shares and 3,720,988 Service Shares of Federated Government Income Trust in exchange for 25,518,578 Institutional Shares and 3,466,286 Service Shares of Federated GNMA Trust, which would have been outstanding at July 31, 2014 in connection with the proposed reorganization, assuming the two Funds had been combined as of such date.
Note 5. Federal Income Taxes
Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, Federated Government Income Trust intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Note 6. Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenue reported in the financial statements. Actual results could differ from those estimated.
Note 7. Pro Forma Adjustments
■	Adjustment to reflect the combining of two portfolios into one and custodian fees based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Adjustment to reflect the combining of two portfolios into one and transfer agent fees based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Adjustment to reflect the combining of two portfolios into one and Directors/Trustees fees based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Adjustment to reflect the combining of two portfolios into one and auditing fees based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
11

■	Adjustment to reflect the combining of two portfolios into one and legal fees based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Adjustment to reflect the combining of two portfolios into one and portfolio accounting fees based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Federated Government Income Trust may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Institutional Shares and Service Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Adjustment is to reflect expense structure of Federated Government Income Trust on average daily net assets of the Federated Government Income Trust Pro Forma Combined Fund.
■	Adjustment to reflect the combining of two portfolios into one and share registration costs based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Adjustment to reflect the combining of two portfolios into one and printing and postage costs based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Adjustment to reflect the combining of two portfolios into one and miscellaneous expenses based upon the current expense structure for Federated Government Income Trust Pro Forma Combined.
■	Adjustment to reflect the voluntary waiver of other service fees on the average daily net assets of Federated Government Income Trust Pro Forma Combined. The adviser of Federated Government Income Trust and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights), excluding extraordinary and proxy-related expenses paid by the Fund, if any paid by the Fund's Institutional Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.62% and 0.82%, respectively, up to but not including the later of (the “Termination Date”); (a) April 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or increased prior to the Termination Date with the agreement of the Fund's Trustees.
12

FEDERATED GNMA TRUST
FEDERATED GOVERNMENT INCOME TRUST
Investment Adviser
Federated Investment Management Company.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
13

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q452319 (11/14)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2014 ©Federated Investors, Inc.

Part C. OTHER INFORMATION.

Item 15 Indemnification

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law. However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16 Exhibits

1.1	Conformed copy of Amended and Restated Declaration of Trust of Registrant Restatement and Amendment No. 5	(21)
1.2	Amendment No. 6 to the Declaration of Trust	(32)

2.1	Conformed copy of Amended and Restated By-Laws and Amendment No. 5	(8)
2.2	Amendment Nos. 6 through 9	(19)
2.3	Amendment No. 10	(23)
2.4	Amendment Nos. 11 and 12	(25)
2.5	Amendment Nos. 13 and 14	(26)
2.6	Amendment No. 15	+

3	Not Applicable

4	Form of Agreement and Plan of Reorganization are filed herein as Annex A to the Prospectus/Proxy Statement	+

5	Not Applicable

6.1	Conformed copy of Investment Advisory Contract of the Registrant	(17)
6.2	Conformed copy of Amendment to Investment Advisory Contract between Federated GNMA Trust and Federated Investment Management Company	(22)

7.l	Conformed copy of Distributor’s Contract of the Registrant including Exhibits A & B	(17)
7.2	Conformed copy of Amendment to Distributor’s Contract between Federated GNMA Trust and Federated Securities Corp.	(22)
7.3

The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Numbers 33-3850 and 811-

6269)

7.4	Conformed copy of Amendment to Distributor’s Contract between Federated Funds and Federated Securities Corp.	(24)
7.5	Conformed copy of Amendment No. 1 to Exhibit B to the Distributor’s Contract of the Registrant, dated December 1, 2007	(28)
7.6	Conformed copy of Amendment No. 1 to Exhibit B to the Distributor’s Contract of the Registrant, dated December 1, 2007 to reflect name change of Institutional Service Shares to Service Shares	(32)

8.0	Not applicable

9.1	Conformed copy of the Custodian Agreement	(15)
9.2	Conformed copy of Custodian Fee Schedule	(18)
9.3	Conformed copy of Custodian Contract with Amendments	(32)

10.1	Conformed copy of Distribution Plan of the Registrant	(17)
10.2	Conformed copy of Exhibit A to the Distribution Plan	(23)
10.3	The responses described in Item 23I(ii) are hereby incorporated by reference.
10.4	Conformed copy of Amendment No. 1 to Exhibit A to the Distribution Plan	(28)
10.5	Copy of the specimen Multiple Class Plan of the Registrant	(23)
10.6	Copy of the specimen Multiple Class Plan of the Registrant	(29)
10.7	Copy of Institutional Service Shares Exhibit to the Multiple Class Plan	(29)
10.8	Copy of Institutional Shares Exhibit to the Multiple Class Plan revised 01/29/10	(30)
10.9	Copy of Institutional Service Shares Exhibit to the Multiple Class Plan revised 01/29/10	(30)
10.10	Copy of Institutional Shares Exhibit to the Multiple Class Plan revised 01/31/11	(31)
10.11	Copy of Institutional Service Shares Exhibit to the Multiple Class Plan revised 12/31/10	(31)

11	Form of Opinion and Consent of Counsel Regarding the legality of shares being issued	+

12	Form of Opinion Regarding tax consequences of Reorganization	(to be filed by amendment)

13.1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement	(19)
13.2	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement from Item (h)(v) of the Investment Series Funds, Inc. Registration Statement on Form N-1A, filed with the Commission on January 23, 2002. (File Nos. 33-48847 and 811-07021)
13.3	Conformed copy of Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services, on behalf of the Registrant	(16)
13.4	The responses described in Item 23(e)(ii) are hereby incorporated by reference.
13.5

The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services from Item 23 (h) of Federated Index Trust Registration Statement on Form N-1A, filed with the Commission on December 30, 2003. (File Nos.

33-33852 and 811-6061).

13.6

The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23(h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004.

(File Nos. 2-75769 and 811-3387)

13.7

The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387)

13.8	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115)
13.9	Copy of Exhibit A to the Financial Administration and Accounting Services Agreement (revised as of 12/1/04)	(25)
13.10	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between Federated Funds and State Street Bank and Trust Company from Item 23 (h) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309)
13.11	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated July 1, 2005, from Item 23 (h) (ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843)
13.12	Conformed copy of Financial Administration and Accounting Agreement	(27)
13.13	Conformed copy of Transfer Agency and Service Agreement dated July 1, 2004 with amendments dated October 10, 2005 and January 1, 2008	(29)
13.14	Conformed copy of Financial Administration and Accounting Services Agreement	(32)
13.15	Conformed copy of Amended and Restated Agreement for Administrative Services dated 9/1/2012	(+)

14.1	Conformed copy of Consent of Registrant’s Independent Registered Public Accounting Firm	(+)

15	Not Applicable

16.1	Conformed copy of Unanimous Consent of Trustees	+
16.2	Conformed copy of Power of Attorney of the Registrant	+

17	Ballot	+

+	Exhibit is being filed electronically

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 2-75670 and 811-3375)
2	Pre-Effective Amendment No. 1 filed February 11, 1982
8	PEA No. 12 filed March 22, 1988
12	PEA No. 19 filed March 22, 1991
15	PEA No. 27 filed March 30, 1995
16	PEA No. 29 filed March 25, 1996
17	PEA No. 31 filed March 31, 1997
18	PEA No. 32 filed April 1, 1998
19	PEA No. 33 filed January 28, 1999
21	PEA No. 38 filed February 25, 2002
22	PEA No. 39 filed March 25, 2002
23	PEA No. 40 filed March 27, 2003
24	PEA No. 41 filed March 26, 2004
25	PEA No. 42 filed March 30, 2005
26	PEA No. 43 filed March 30, 2006
27	PEA No. 44 filed March 30, 2007
28	PEA No. 45 filed March 28, 2008
29	PEA No. 46 filed March 27, 2009
30	PEA No. 47 filed March 30, 2010
31	PEA No. 48 filed March 30, 2011
32	PEA No. 50 filed March 28, 2012
33	PEA No. 52 filed March 27, 2013
34	PEA No. 54 filed March 28, 2014

Item 17 Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, FEDERATED GNMA TRUST has duly caused this Registrant Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 8th day of October, 2014.

FEDERATED GNMA TRUST
BY: /s/ Stacey C. Palmer Stacey C. Palmer, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Stacey C. Palmer Assistant Secretary	Attorney In Fact For the Persons Listed Below	October 8, 2014
John F. Donahue *	Trustee
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Lori A. Hensler*	Treasurer (Principal Financial Officer)
John T. Collins*	Trustee
Maureen Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney